Management Presentation December 2020 Exhibit 99.2

Disclaimer (1/2) 183 183 183 173 214 225 25517164 84 149 61 185 227 162 212 82 36 This presentation (this “Presentation”) is provided for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to a potential business combination between Barkbox Inc. (“Barkbox”) and Northern Star Acquisition Corp. (“Northern Star”) and related transactions (the “Potential Business Combination”) and for no other purpose. By reviewing or reading this Presentation, you will be deemed to have agreed to the obligations and restrictions set out below. Without the express prior written consent of Northern Star and Barkbox, this Presentation and any information contained within it may not be (i) reproduced (in whole or in part), (ii) copied at any time, (iii) used for any purpose other than your evaluation of Barkbox or (iv) provided to any other person, except your employees and advisors with a need to know who are advised of the confidentiality of the information. This Presentation supersedes and replaces all previous oral or written communications between the parties hereto relating to the subject matter hereof. This Presentation and any oral statements made in connection with this Presentation do not constitute an offer to sell, or a solicitation of an offer to buy, or a recommendation to purchase, any securities in any jurisdiction, or the solicitation of any vote, consent or approval in any jurisdiction in connection with the Potential Business Combination or any related transactions, nor shall there be any sale, issuance or transfer of any securities in any jurisdiction where, or to any person to whom, such offer, solicitation or sale may be unlawful under the laws of such jurisdiction. This Presentation does not constitute either advice or a recommendation regarding any securities. Any offer to sell securities will be made only pursuant to a definitive Subscription Agreement and will be made in reliance on an exemption from registration under the Securities Act of 1933, as amended, for offers and sales of securities that do not involve a public offering. Northern Star and the Barkbox reserve the right to withdraw or amend for any reason any offering and to reject any Subscription Agreement for any reason. The communication of this Presentation is restricted by law; it is not intended for distribution to, or use by any person in, any jurisdiction where such distribution or use would be contrary to local law or regulation. No representations or warranties, express or implied are given in, or in respect of, this Presentation. Industry and market data used in this Presentation have been obtained from third-party industry publications and sources as well as from research reports prepared for other purposes. Neither Northern Star nor Barkbox has independently verified the data obtained from these sources and cannot assure you of the data’s accuracy or completeness. This data is subject to change. Recipients of this Presentation are not to construe its contents, or any prior or subsequent communications from or with Northern Star, Barkbox or their respective representatives as investment, legal or tax advice. In addition, this Presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of Barkbox or the Potential Business Combination. Recipients of this Presentation should each make their own evaluation of Barkbox and of the relevance and adequacy of the information and should make such other investigations as they deem necessary. Forward Looking Statements Certain statements included in this Presentation are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other financial and performance metrics and projections of market opportunity. These statements are based on various assumptions, whether or not identified in this Presentation, and on the current expectations of Barkbox’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Barkbox. Some important factors that could cause actual results to differ materially from those in any forward-looking statements could include changes in domestic and foreign business, market, financial, political and legal conditions. These forward-looking statements are subject to a number of risks and uncertainties; the inability of the parties to successfully or timely consummate the Potential Business Combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the Potential Business Combination is not obtained; failure to realize the anticipated benefits of the Potential Business Combination; risks relating to the uncertainty of the projected financial information with respect to the Barkbox; the risk that spending on pets may not increase at projected rates; that Barkbox subscriptions may not increase their spending with Barkbox; Barkbox’s ability to continue to convert social media followers and contacts into customers; Barkbox’s ability to successfully expand its product lines and channel distribution; competition; the uncertain effects of the COVID-19 pandemic; and those factors discussed in documents of Northern Star filed, or to be filed, with SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Northern Star nor Barkbox presently know or that Northern Star and Barkbox currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Northern Star’s and Barkbox’s expectations, plans or forecasts of future events and views as of the date of this Presentation. Northern Star and Barkbox anticipate that subsequent events and developments will cause Northern Star’s and Barkbox’s assessments to change. However, while Northern Star and Barkbox may elect to update these forward-looking statements at some point in the future, Northern Star and Barkbox specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Northern Star’s and Barkbox’s assessments as of any date subsequent to the date of this Presentation. Accordingly, undue reliance should not be placed upon the forward-looking statements. Use of Data The data contained herein is derived from various internal and external sources. No representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections or modeling or any other information contained herein. Any data on past performance or modeling contained herein is not an indication as to future performance. Northern Star and Barkbox assume no obligation to update the information in this presentation. Further, the financials contained herein were prepared by Barkbox in accordance with private company AICPA standards. Barkbox is currently in the process of uplifting its financials to comply with public company and SEC requirements.

Disclaimer (2/2) 183 183 183 173 214 225 25517164 84 149 61 185 227 162 212 82 36 Trademarks Northern Star and Barkbox own or have rights to various trademarks, service marks and trade names that they use in connection with the operation of their respective businesses. This presentation may also contain trademarks, service marks, trade names and copyrights of third parties, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade names or products in this presentation is not intended to, and does not imply, a relationship with Northern Star or Barkbox, or an endorsement or sponsorship by or of Northern Star or Barkbox. Solely for convenience, the trademarks, service marks, trade names and copyrights referred to in this presentation may appear without the TM, SM, ® or © symbols, but such references are not intended to indicate, in any way, that Northern Star or Barkbox will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks, trade names and copyrights. Use of Projections The projections, estimates and targets in this Presentation are forward-looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond Northern Star’s and Barkbox’s control. While all projections, estimates and targets are necessarily speculative, Northern Star and Barkbox believe that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection, estimate or target extends from the date of preparation. The assumptions and estimates underlying the projected, expected or target results are inherently uncertain and are subject to a wide variety of significant business, economic, regulatory and competitive risks and uncertainties that could cause actual results to differ materially from those contained in such projections, estimates and targets. The inclusion of projections, estimates and targets in this presentation should not be regarded as an indication that Northern Star and Barkbox, or their representatives, considered or consider the financial projections, estimates and targets to be a reliable prediction of future events. Financial Information; Non-GAAP Financial Measures The financial information and data for the fiscal years ended March 31, 2018 and 2019 are audited. The financial information and data for the fiscal year ended March 31, 2020 are actual unaudited and do not conform to Regulation S-X. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, any proxy statement or registration statement to be filed by Northern Star or Barkbox with the SEC. Some of the financial information and data contained in this Presentation, such as Adjusted EBITDA, Adjusted EBITDA Margin and Core Adjusted EBITDA and Core Adjusted EBITDA margin has not been prepared in accordance with United States generally accepted accounting principles (“GAAP”). These non-GAAP measures, and other measures that are calculated using such non-GAAP measures, are an addition, and not a substitute for or superior to measures of financial performance prepared in accordance with GAAP and should not be considered as an alternative to operating income, net income or any other performance measures derived in accordance with GAAP. A reconciliation of the projected Non-GAAP financial measures has not been provided because certain items excluded from these Non-GAAP financial measures such as charges related to stock-based compensation expenses and related tax effects, including non-recurring income tax adjustments, cannot be reasonably calculated or predicted at this time. Northern Star and Barkbox believe these non-GAAP measures of financial results including on a forward-looking basis provide useful information to management and investors regarding certain financial and business trends relating to Barkbox’s financial condition and results of operations. Barkbox’s management uses these non-GAAP measures for trend analyses, for purposes of determining management incentive compensation, and for budgeting and planning purposes. Northern Star and Barkbox believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating projected operating results and trends in and in comparing Barkbox’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Management of Northern Star does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. However, there are a number of limitations related to the use of these non-GAAP measures and their nearest GAAP equivalents. For example other companies may calculate non-GAAP measures differently, or may use other measures to calculate their financial performance, and therefore Barkbox’s non-GAAP measures may not be directly comparable to similarly titled measures of other companies. See the footnotes on the slides where these measures are discussed and the Appendix for definitions of these non-GAAP financial measures and reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measures. Important Information for Investors and Stockholders Northern Star and Barkbox and their respective directors and executive officers, under SEC rules, may be deemed to be participants in the solicitation of proxies of Northern Star’s shareholders in connection with the Potential Business Combination. Investors and security holders may obtain more detailed information regarding the names and interests in the Potential Business Combination of Northern Star’s directors and officers in Northern Star’s filings with the SEC, including Northern Star’s registration statement on Form S-1, which was originally filed with the SEC on September 29, 2020. To the extent that holdings of Northern Star’s securities have changed from the amounts reported in Northern Star’s registration statement on Form S-1, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Northern Star’s shareholders in connection with the Potential Business Combination is set forth in the proxy statement/prospectus on Form S-4 for the Potential Business Combination, which is expected to be filed by Northern Star with the SEC. This Presentation is not a substitute for the registration statement or for any other document that Northern Star may file with the SEC in connection with the Potential Business Combination. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain free copies of other documents filed with the SEC by Northern Star through the website maintained by the SEC at http://www.sec.gov. INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE

Transaction Overview 1.

Transaction summary Transaction Highlights Transaction Parties Barkbox Inc., a Delaware corporation (the “Company” or “BARK”) Northern Star Acquisition Corp., a Delaware corporation (“NSAC”) Northern Star Sponsor LLC (“Sponsor”, and, together with the Company and NSAC, the “Parties”) Transaction Summary NSAC is a publicly listed special purpose acquisition company with $254.4M in cash to be deployed PIPE size of $200M Listing / Ticker Pro forma Company expected to trade on NYSE as "BARK" Valuation Pro forma enterprise value of $1.6B Attractive valuation when compared to publicly-traded peers Ownership  74.3% existing shareholder rollover; 9.9% PIPE investors; 15.8% SPAC and founder shares Excludes possible future dilutive impact of convertible debt, option pool and public warrants, assumes no redemptions 183 183 183 173 214 225 25517164 84 149 61 185 227 162 212 82 36

Pro Forma Fully Diluted Ownership BARK Equity 150.0 74.3% PIPE Investors 20.0 9.9% SPAC Public Shares 25.4 12.6% SPAC Founder Shares 6.4 3.2% Total Fully Diluted Shares Outstanding 201.8 100.0% Pro Forma Valuation ($M)   Pro Forma Shares Outstanding (M) 202 Price / Share ($) $10.00 Equity Value $2,018 Cash on Balance Sheet (490) Debt 115 Enterprise Value $1,642 Sources ($M)   Uses ($M)   SPAC Cash in Trust $254.4 BARK Rollover Equity $1,500.0 PIPE Capital 200.0 Cash To Balance Sheet 419.4 BARK Rollover Equity 1,500.0 Transaction Fees & Expenses 35.0 Total Sources $1,954.4 Total Uses $1,954.4 Sources, uses and ownership 183 183 183 173 214 225 255 171 64 84 149 61 185 227 162 212 82 36 Source: Northern Star Acquisition Corp. Prospectus, Filed November 10, 2020 1) Analysis does not include impact of $11M retention pool 2) Excludes impact of option pool up to 10% 3) Assumes no warrant exercises 4) Assumes no public trust fund redemptions 5) Excludes possible future dilutive impact of up to $100M of convertible debt 3.2%

Henrik Werdelin Co-Founder Introduction to BARK and Northern Star 183 183 183 173 214 225 25517164 84 149 61 185 227 162 212 82 36 Matt Meeker Executive Chairman & Co-Founder John Toth CFO Manish Joneja CEO Jon Ledecky President & COO, Northern Star Joanna Coles CEO & Chairwoman, Northern Star

Who We Are and Who We Serve 2.

At BARK, we want to make dogs as happy as they make us. Because dogs and humans are better together. That's why we're committed to creating the world's best products and experiences to satisfy each individual dog's distinct personality and preferences. We are here to make all dogs happy.

Big, relatable and growing pet category Digitally-led DTC brand Personalized, data driven subscription experience with strong retention Clear levers for accelerating growth – new products, cross sales, more channels Strong incremental margins, powerful operating leverage Visionary and passionate team to scale the business BARK’s investment highlights

Currently serving over 1M happy dog subscribers every month

60% Gross Margins $369M Net revenue in FY2021E 65% Net Revenue Growth FY21E/20 Outstanding financial performance

BARK 2018 Dogs are a huge, growing and global market Huge Our industry & total addressable market are huge. Growing The market is growing rapidly, with a variety of thematic tailwinds. Resilient The industry is economically resilient through the cycle. Wide Open There is not a clear and dominant leader in the space.

BARK is in the leading position to be The Global Brand for Dogs 1.1M Active Subscriptions 6.5M BARK Customers 11M Total Contacts 8.5M Social Media Followers BARK Active Subscriptions (000s)1 1The number of Active Subscriptions is the total number of BarkBox and Super Chewer subscriptions shipped in the final month of the indicated period. “FY21E Active Subscriptions” represents forecasted BarkBox and Super Chewer subscriptions shipped in the month of December 2020.

Description Launched Core Personalized monthly themed plush toys and treats 2012 Personalized monthly themed super durable toys 2017 New All essentials (beds, leashes/collars, etc.) 2019 Innovative, proprietary dog dental solution Future health and wellness platform 2020 Personalized healthy food blends and service 2020 BARK’s products Subscription: we love the subscription model and use it across most of our product lines. BARK Made: 100% of what we sell is designed and made exclusively for us Personalization at scale: every dog is unique, and we tailor many of our products to their unique needs

Data centric model fueling product innovation 1.05M Active monthly subscriptions Leading to 150K monthly customized assortments Allows for 250K monthly customer contacts Proprietary attributes collected: Breed Size Age Location Activities Super Chewer, Medium, No Rope, Bulldog BarkBox, Large, No allergy, Golden Retriever BarkBox, Small, Chicken allergy, Shih Tzu BarkBox, Large, No allergy Leading to Leading to Allows for

Strong brand resonance enables effective and efficient cross-sell

- **70+** NPS
- **8.5M** enthusiastic social followers
- **~170M** unique BarkPost visitors
- **23,000** retail outlets carrying BARK products[1]

BARK BOX

BARK SUPER CHEWER

BARK Eats

BARK Bright

BARK Home


BARK Eats
BARK Bright
BARK BOX
BARK SUPER CHEWER

Potential TAM per customer increasing **~4x**

Source: Google Analytics, internal Company sources
[1]Includes 7,500 Dunkin Donuts stores in FQ2'21 related to BARK/Dunkin toy promotion

17

We are great at cross-promoting new products to active subscriptions through Add-to-Box Growth lever High margin Driven by machine learning Fueled by innovative product offerings Add-to-Box revenue ($ in ‘000s) In becoming THE Dog Brand, ATB is an important initiative to get every BARK customer to buy our full suite of products Note: Add–to-Box revenue includes all purchases of Toys, Treats, Bright, and Essentials made through the BarkBox and Super Chewer ATB landing page, including (a) one-time purchases added to BarkBox and Super Chewer orders, and (b) auto-renewing shipments bundled with BarkBox and Super Chewer subscriptions. E

Our Growth Opportunities 3.

Expanding TAM via product & channel expansion BARK has the opportunity to accelerate growth, rapidly expand TAM through new product lines, and do so in proven and fiscally responsible ways Grow initial toys & treats subscription business Expansion of new product categories with ability to cross-sell Accelerate growth in Amazon distribution through proprietary formula Expand retail distribution channel and leverage for new products

BARK Eats drives future growth

Market overview

The dog food market is expanding as the modern dog parent seeks more from their food

U.S. Dog Food Market Size

5.0% CAGR



$19.4B
$20.2B
$21.1B
$22.3B
$23.6B
$24.7B
2015
2016
2017
2018
2019
2020

Opportunity

BARK Eats mixes what's best for dogs' health with high service and a fun experience



High quality kibble mix
Personalized by nutritionist
Portion controlled
HEALTHY
HAPPY
Flavor optimized the dog's taste
Meals come with toys and fun features (cheat day)
The beloved BARK service layer makes feeding your dog a no-hassle fun experience

BARK Eats

Source: EuroMonitor

21

BARK Eats delivers innovation where the most dollars are spent and innovation is lagging Premium Human Grade Mass Premium Ultra Premium Basic Modern Premium Scientific 74% of dog parents give dry food to their pets, and 57% of dog parents use some type of specialty formulated dog food to address specific needs (age, coat, weight)1 Majority $ Spend BARK’s Target Categories 1 APPA, 2020.

BARK's distribution channels provide leverage to seamlessly introduce new products

BARK's digitally native brand

- ✓ Deeply aligned with values that consumers care about.
- ✓ Wealth of customer data allows for large-scale personalization.

Holistic omni-channel presence creates additional tailwinds

- ✓ Platform to drive brand awareness and product discovery.
- ✓ Focused on strong retail channels and partnerships through highly curated products.

Collaboration with retail partners creates new opportunities



2012

- Subscription service founded
- Self-curated eCommerce store launched

2017

- Urban Outfitters partnership

2018

- Target retail
- BARK Park shared experience
- Amazon Barketplace
- Q, Subaru, Meijer partnerships

2019

- Bluestone Lane & Glossier partnerships

2020 & Beyond

- Dunkin' Donuts partnership
- PetSmart, CVS, Petco, Costco & other partnerships

23

Sales on Amazon are up as we fine tune the “boost formula” 1 Company estimate of the retail value of listed dog products for sale on Amazon marketplace Proven Formula Demonstrated Success with Initial Product Launches 2.5X BARK Amazon Sales Growth YoY $4.3B Estimated Amazon Marketplace Spend on Dogs1

Financial Highlights 4.

DRAFT Industry-leading momentum ~2x new subscription growth YoY in FY21 to date Record high 94.4% monthly product retention1 in the most recent period Strong gross margin in first half of FY21 of 61.2% Positive Adjusted EBITDA fiscal year to date +179% YoY increase in revenue from new product lines in first half of FY2021 ~3.5x increase in consumer cross-selling YoY in first half of FY2021 John: reviewing metrics 1We calculate retention as the (i) number of BarkBox and Super Chewer boxes shipped in the current month to subscriptions of the prior month, divided by (ii) BarkBox and Super Chewer boxes shipped to those same subscriptions that existed in the prior month. Indicated statistic is the average monthly retention of the three months for fiscal quarter ended September 30, 2020.

BarkBox and Super Chewer are attracting high quality subscriptions... Gross Profit per Subscription Through 8 Months Customer Acquisition Costs Through 8 Months Note: Values are for the periods from April to November of each year.

Long term financial drivers 183 183 183 173 214 225 25517164 84 149 61 185 227 162 212 82 36 Metrics Drivers Revenue Growth New subscriptions and customers New products Omnichannel expansion Gross Margin Mix of revenues Revenue per subscription and average order value Cost efficiency from scale Core Adjusted EBITDA Sales & marketing efficiencies Leverage in warehouse & fulfillment Stable G&A

Accelerating growth and operating leverage ($USD in Millions) Net revenue ‘18A – ’20A CAGR: 23% ‘20A – ’23E CAGR: 47% Gross Profit Core2 Adjusted EBITDA1 Adjusted EBITDA1 Solid growth driven by strong brand, expansion of new products lines, efficient cross-selling and distribution channels Note: Time periods shown are as of the fiscal year ended in March. 1See Non-GAAP reconciliation included in the Appendix 2Represents BarkBox and SuperChewer (11.6)% (13.5)% (7.9)% (2.3)% (5.9)% (2.3)% (12.1)% (9.5)% (2.0)% Adj. EBITDA Margin 2.8% 1.9% 4.7% Adj. EBITDA Margin

Summary P&L 183 183 183 173 214 225 255 171 64 84 149 61 185 227 162 212 82 36

CY2020E – CY2022E Revenue CAGR Pet benchmarking Source: FactSet, Company Filings, and Management Forecasts. Market data as of December 15, 2020 41.2% 22.5% 26.8% 24.5% FV / CY2021E Revenue FV / CY2022E Revenue FV / CY2021E Gross Profit FV / CY2022E Gross Profit Mean: 10.0x Mean: 34.4x Mean: 27.3x Mean: 8.0x

Big, relatable and growing pet category Digitally-led DTC brand Personalized, data driven subscription experience with strong retention Clear levers for accelerating growth – new products, cross sales, more channels Strong incremental margins, powerful operating leverage Visionary and passionate team to scale the business BARK’s investment highlights

Appendix 5.

Our management team and board



Matt Meeker
Executive Chairman & Co-Founder

- Co-founded Meetup in 2002
- Currently a Venture Partner at Resolute VC
- Board member or advisor to multiple early stage companies
- Previously an Entrepreneur in Residence at DogPatch Labs



Manish Joneja
CEO

- Over 18 years of leadership experience in enabling enterprises to unlock growth via omni-channel commerce, global expansion and product innovation
- Most recently a Director of Amazon Global
- Previously General Manager of Global expansion for eBay



Henrik Werdelin
Co-Founder

- Founding partner of Prehype
- Previous involvement in many startups and corporate incubations
- Previously an Entrepreneur in Residence at Index Ventures and ran product development for MTV International
- Featured on Fast Company's "Most Creative People" list and Business Insider's "Silicon Valley 100" list



Carly Strife
Co-Founder

- Previously an early employee of Uber where she helped launch the company's East Coast operations
- Started career at Deloitte in financial advisory of real estate and property assets
- Featured on the "30 Under 30" lists of both Forbes and Inc. magazines



John Toth
CFO

- Former investment banker (Goldman Sachs, JP Morgan) with deep knowledge of equity capital markets and M&A.
- Experience as CFO of both public and high-growth private companies. Industry experience includes consumer products, technology, and business services.
- Profiled in CFO Magazine May 2014 Case Study: "blueprint for a Turnaround"



Peter Kamali
CTO

- Co-founder & CTO of Meetup
- 25 years of software engineering and product development for consumer-oriented applications from early-stage companies to large corporations
- Broad experience building teams, advising startups, architecting software, designing user experiences, and developing brands
- BA Mathematics and MS Computer Science from Columbia



Mike Novotny
COO

- Currently an advisor to multiple early stage companies
- Previously GM at JackThreads and advisor to Lerer Hippeau Ventures
- Began career on Wall Street at Lehman Brothers, Thomas Weisel Partners and as an investment analyst at SAC Capital



Suzanne McDonnell
Chief Commercial Officer

- Senior & C-level positions at Leo Burnett / Publicis, WPP, Viacom & Discovery Networks
- Led digital ad sales, key account strategy, partnerships, and marketing for Viacom & Discovery
- On the board of the IAB

Expected Board of Directors



Matt Meeker
Executive Chairman & Co-Founder



Henrik Werdelin
Co-Founder, Barkbox



Joanna Coles
CEO & Chairwoman, Northern Star



Betsy McLaughlin
Independent Board Member



Jon Ledecky
President & COO, Northern Star



Manish Joneja
CEO

34

Reconciliation of non-GAAP financial measures 183 183 183 173 214 225 255 171 64 84 149 61 185 227 162 212 82 36